EXHIBIT -- 3F

         TABLE SHOWING REFLECTION IN INDENTURE OF CERTAIN PROVISIONS OF
                           TRUST INDENTURE ACT OF 1939



TRUST INDENTURE ACT SECTION                              INDENTURE SECTION


ss. 310           (a)(1)...................................   5.10

                  (a)(2)...................................   5.10

                  (a)(3)...................................   5.1(e)

                  (a)(4)...................................   N/A

                  (b)......................................   5.8, 5.10, 11.6

                  (c)......................................   N/A

ss.311            (a)......................................   5.11

                  (b)......................................   5.11

                  (c)......................................   N/A

ss.312            (a)......................................   2.8

                  (b)......................................   11.7

                  (c)......................................   11.7

ss.313            (a)......................................   5.6

                  (b) (1)..................................   5.6

                  (b) (2)..................................   5.6

                  (c)......................................   5.6, 11.6

                  (d)......................................   5.6

ss.314            (a)......................................   7.18, 11.5

                  (b)......................................   N/A

                  (c)......................................   11.2

                  (d)......................................   6.3

                  (e)......................................   11.2

ss.315            (a)......................................   5.1(a)

                  (b)......................................   5.5, 11.6

                  (c)......................................   5.1(b)

                  (d)......................................   5.1(c)

                  (e)......................................   4.11

ss.316            (a)(last sentence).......................   2.11

                  (a) (1) (A)..............................   4.5

                  (a) (1) (B)..............................   4.4

                  (a) (2)..................................   N/A

                  (b)......................................   4.7

                  (c)......................................   6.4

ss.317            (a) (1)..................................   4.8

                  (a) (2)..................................   4.9

                  (b)......................................   2.7

ss.318            (a)......................................   11.1



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